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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ________________________

                                    FORM 8-K

                                 Current Report
                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 23, 2003

                         Commission File Number 1-14222

                         SUBURBAN PROPANE PARTNERS, L.P.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                                     22-3410353
    (State or other jurisdiction of                       (I.R.S. Employer
     incorporation or organization)                      Identification No.)

                                240 Route 10 West
                            Whippany New Jersey 07981
                                 (973) 887-5300

               (Address, including zip code and telephone number, including area code, of registrant's principal executive offices)




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ITEM 9.  Regulation FD Disclosure

     On December 23, 2003, Suburban Propane Partners, L.P. issued a press release announcing the completion of the Agway Energy acquisition. Suburban Propane Partners, L.P. issued a second press release on January 8, 2004, announcing the Fiscal 2004 First Quarter Results Conference Call. On January 12, 2004, Suburban Propane Partners, L.P. issued a third press release announcing the sale of certain propane related assets to Ferrellgas Partners, L.P. Copies of these three press releases have been furnished as exhibits to this Current Report.





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 13, 2004


                           SUBURBAN PROPANE PARTNERS, L.P.


                           By:    /s/ Janice G. Meola
                                  ----------------------------------------
                                  Name: Janice G. Meola
                                  Title: Vice President, General Counsel
                                         and Secretary



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                                INDEX TO EXHIBITS


Exhibit No.               Exhibit
-----------               -------

99.1                      Press Release of Suburban Propane Partners, L.P.
                          dated December 23, 2003, announcing the completion of the Agway Energy acquisition.

99.2                      Press Release of Suburban Propane Partners, L.P.
                          dated January 8, 2004, announcing the Fiscal 2004 First Quarter Results Conference Call.

99.3                      Press Release of Suburban Propane Partners, L.P.
                          dated January 12, 2004, announcing the sale of certain propane related assets to Ferrellgas Partners, L.P.